   As filed with the Securities and Exchange Commission on October 3, 2000
                                                     Registration No. 333-_____

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                              ---------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                              --------------------

                          CLAYTON WILLIAMS ENERGY, INC.
               (Exact name of issuer as specified in its charter)

             DELAWARE                                           75-2396863
   (State or other jurisdiction of                           (I.R.S. Employer
   incorporation or organization)                          Identification No.)

    SIX DESTA DRIVE, SUITE 3000                                   79705
          MIDLAND, TEXAS                                        (Zip Code)
(Address of principal executive offices)

                         1993 STOCK COMPENSATION PLAN OF
                          CLAYTON WILLIAMS ENERGY, INC.
                            (Full Title of the Plan)

                              --------------------

                               CLAYTON W. WILLIAMS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          CLAYTON WILLIAMS ENERGY, INC.
                           SIX DESTA DRIVE, SUITE 3000
                              MIDLAND, TEXAS 79705
                                 (915) 682-6324
          (Name and address, including zip code, and telephone number, including area code, of agent for service)

                                   COPIES TO:

                               RICHARD T. MCMILLAN
                         COTTON, BLEDSOE, TIGHE & DAWSON
                          500 WEST ILLINOIS, SUITE 300
                              MIDLAND, TEXAS 79701

                              --------------------

                                      CALCULATION OF REGISTRATION FEE

=============================================================================================
                                                    PROPOSED      PROPOSED
                                                    MAXIMUM        MAXIMUM
                                     AMOUNT         OFFERING      AGGREGATE       AMOUNT OF
       TITLE OF SECURITIES            TO BE        PRICE PER       OFFERING      REGISTRATION
        TO BE REGISTERED           REGISTERED        UNIT(1)       PRICE(1)          FEE
---------------------------------------------------------------------------------------------
Common Stock, $.10 par value......   900,000         $36.00       $32,400,000       $8,554
=============================================================================================

(1) Estimated solely for the purpose of computing the registration fee and computed in accordance with Rule 457(h) based upon the average of the high and low prices for securities of the same class as reported on The Nasdaq Stock Market's National Market on September 27, 2000, being within five (5) business days prior to the date of filing of this registration statement.

                           INCORPORATION BY REFERENCE


    The contents of the following registration statements are incorporated herein by reference: (i) the Registration Statement on Form S-8 relating to the 1993 Stock Compensation Plan of Clayton Williams Energy, Inc. filed on August 31, 1993, file number 33-68318, as amended by Post-Effective Amendment No. 1 to Form S-8 Registration Statement filed September 12, 1996 and (ii) the Registration Statement on Form S-8 relating to the 1993 Stock Compensation Plan of Clayton Williams Energy, Inc. filed on November 22, 1996, file number 333-16675.

ITEM 8.  EXHIBITS.


   EXHIBIT NO.                              DESCRIPTION OF EXHIBITS
   -----------                              -----------------------
      5.1*           Opinion of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation.

     10.1**          1993 Stock Compensation  Plan of Clayton Williams Energy, Inc., filed as an exhibit to Form S-8 Registration Statement, Registration No. 33-68318.

     10.2**          First Amendment to 1993 Stock Compensation Plan, filed as an exhibit to Clayton
                     William Energy, Inc.'s Form 10-K for the year ended December 31, 1995.

     10.3**          Second Amendment to 1993 Stock Compensation Plan, filed as an exhibit to Form S-8
                     Registration Statement, Registration No. 333-16675.

     10.4*           Third Amendment to 1993 Stock Compensation Plan.

     10.5*           Fourth Amendment to 1993 Stock Compensation Plan.

     23.1*           Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the opinion filed as Exhibit 5.1 to this Registration Statement).

     23.2*           Consent of Arthur Andersen LLP

     23.3*           Consent of Williamson Petroleum Consultants, Inc.

     24.1*           Power of Attorney.

     24.2*           Certified copy of resolution of Board of Directors of Clayton Williams Energy, Inc.
                     authorizing signature pursuant to Power of Attorney.

------------------------------

*        Filed herewith.

**       This exhibit is incorporated by reference to the filing indicated.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Midland, State of Texas, on this the 29th day of September, 2000.

                              CLAYTON WILLIAMS ENERGY, INC.
                              (Registrant)


                              By:  /s/ L. Paul Latham
                                 -----------------------------------------
                                   L. Paul Latham,
                                   Executive Vice President and
                                   Chief Operating Officer



    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          SIGNATURE                            TITLE                                DATE
          ---------                            -----                                ----
/s/  Clayton W. Williams*        Chairman of the Board, President and        September 29, 2000
------------------------------   Chief Executive Officer and Director
Clayton W. Williams


/s/  L. Paul Latham              Executive Vice President, Chief             September 29, 2000
------------------------------   Operating Officer and Director
L. Paul Latham


/s/  Mel G. Riggs*               Senior Vice President-finance,              September 29, 2000
------------------------------   Secretary, Treasurer, Chief Financial
Mel G. Riggs                     Officer and Director


/s/ Jerry F. Groner*             Vice President-land and Lease               September 29, 2000
------------------------------   Administration and Director
Jerry F. Groner


/s/  Stanley S. Beard*           Director                                    September 29, 2000
------------------------------
Stanley S. Beard


/s/  Robert L. Parker*           Director                                    September 29, 2000
------------------------------
Robert L. Parker


/s/ Jordan R. Smith*             Director                                    September 29, 2000
------------------------------
Jordan R. Smith


*By: /s/ L. Paul Latham
    --------------------------
         L. Paul Latham
         Attorney-in-Fact


                                             INDEX TO EXHIBITS


   EXHIBIT NO.                                        DESCRIPTION OF EXHIBITS
   -----------                                        -----------------------
      5.1*           Opinion of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation.

     10.1**          1993 Stock Compensation Plan of Clayton Williams Energy, Inc., filed as an exhibit to Form S-8 Registration Statement, Registration No. 33-68318.

     10.2**          First Amendment to 1993 Stock Compensation Plan, filed as an exhibit to Clayton William
                     Energy, Inc.'s Form 10-K for the year ended December 31, 1995.

     10.3**          Second Amendment to 1993 Stock Compensation Plan, filed as an exhibit to Form S-8
                     Registration Statement, Registration No. 333-16675.

     10.4*           Third Amendment to 1993 Stock Compensation Plan.

     10.5*           Fourth Amendment to 1993 Stock Compensation Plan.

     23.1*           Consent of Cotton, Bledsoe, Tighe & Dawson, a Professional Corporation (such consent is included in the opinion filed as Exhibit 5.1 to this Registration Statement).

     23.2*           Consent of Arthur Andersen LLP

     23.3*           Consent of Williamson Petroleum Consultants, Inc.

     24.1*           Power of Attorney.

     24.2*           Certified copy of resolution of Board of Directors of Clayton Williams Energy, Inc.
                     authorizing signature pursuant to Power of Attorney.

------------------------------

*        Filed herewith.

**       This exhibit is incorporated by reference to the filing indicated.